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                                                                    EXHIBIT 10.1
                                THIRD AMENDMENT
                         DATED AS OF NOVEMBER 10, 1994
                        TO $10,000,000 CREDIT AGREEMENT
                         DATED AS OF NOVEMBER 16, 1992

          This Third Amendment (the "Amendment") is entered into as of November 10, 1994 by and among Amcore Financial, Inc. (the "Borrower"), the undersigned lenders (the "Lenders") and The First National Bank of Chicago as agent (the "Agent").

                              W I T N E S S E T H:

          WHEREAS, the Borrower, the Lenders and the Agent are parties to that certain $10,000,000 Credit Agreement dated as of November 16, 1992 (as amended prior to the date hereof, the "Credit Agreement"); and

          WHEREAS, the Borrower has requested the Lenders to amend and waive certain provisions of the Credit Agreement in certain respects as hereinafter set forth;

          NOW, THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Defined Terms. Capitalized terms used and not otherwise defined herein shall have the meanings attributed to such terms in the Credit Agreement.


2.        Waiver.  The Lenders hereby waive the Borrower's noncompliance with
Section 6.14 (xvi) and any Default created thereby to the extent such noncompliance or Default was caused by the Borrower's failure to furnish an updated Schedule "2" to the Credit Agreement to the Agent and the Lenders within five (5) Business Days after the Borrower's Acquisition of First State Bancorp of Princeton, Illinois, Inc.; provided, however, that the Borrower shall furnish such updated Schedule "2" to the Agent and the Lenders within five (5) Business Days after the date hereof.

3. Amendment. The Borrower and the Lenders hereby amend the Credit Agreement as follows:

          3.1.  The definition of "Facility Termination Date" set forth in
Article I of the Credit Agreement is hereby amended by deleting "November 10, 1994" and inserting "November 9, 1995" in lieu thereof.

          3.2. Section 6.13 is amended by deleting "(other than sales of assets by Banking Subsidiaries in the ordinary course of business)"



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and inserting "(other than sales of assets by Subsidiaries in the ordinary course of business)" in lieu thereof.

          3.3. Section 6.14 (vi) is deleted in its entirety and the following is inserted in lieu thereof:

          "(vi) Investments of the Borrower in its Subsidiaries and Acquisitions (other than Acquisitions of Banking Subsidiaries and holding companies thereof); provided that (a) such Investments together with the aggregate purchase price of all such Acquisitions made after the date of this Agreement shall not at any one time outstanding exceed an aggregate principal amount of $30,000,000, (b) any such Acquisition shall have been approved and recommended by the board of directors of the entity being acquired, and (c) immediately prior to and after the consummation of any such Acquisition, no Default or Unmatured Default exists."

          3.4. Section 6.14 (xiii) is deleted in its entirety and the following is inserted in lieu thereof:

          "(xiii) Any Acquisition of a Banking Subsidiary or a holding company thereof; provided that (a) the total assets acquired pursuant to such Acquisition do not exceed an aggregate amount of $300,000,000, (b) such Acquisition shall have been approved and recommended by the board of directors of such entity, and (c) immediately prior to and after the consummation of any such Acquisition, no Default or Unmatured Default exists; and provided further that (x) if such Acquisition is of a bank or a bank holding company, such bank or bank holding company shall have a composite CAMEL rating of 2 or better and (y) if such Acquisition is of a savings and loan association or branch thereof, either (1) such savings and loan association or branch thereof has a composite MACRO rating of 2 or better, or (2) such Acquisition is being made from the Resolution Trust Corporation or any successor thereof and is being assisted by the Resolution Trust Corporation or any successor thereof."

          3.5.    Section 6.14 (xvi) is amended by deleting "Section 6.14
(xiii)" and inserting "Sections 6.14 (vi) and 6.14 (xiii)" in lieu thereof.

4. Representations and Warranties. In order to induce the Lenders to enter into this Amendment, the Borrower represents and warrants that:

          4.1. The representations and warranties set forth in Article V of the Credit Agreement, as amended and modified hereby, are


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true, correct and complete on the date hereof as if made on and as of the date hereof, except as such representations and warranties by their terms are made solely as of a prior date.

          4.2. There exists no Default or Unmatured Default as of the date hereof, except as waived pursuant to Section 2 hereof.

          4.3. The execution and delivery by the Borrower of this Amendment and the performance of its obligations hereunder have been duly authorized by proper corporate proceedings and this Amendment and the Credit Agreement, as amended and modified hereby, constitute legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

          4.4. Neither the execution and delivery by the Borrower of this Amendment, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof will violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Borrower or any Subsidiary or the Borrower's or any Subsidiary's articles of incorporation or by-laws or the provisions of any indenture, instrument or agreement to which the Borrower or any Subsidiary is a party or is subject, or by which it, or its property, is bound, or conflict with or constitute a default thereunder, or result in the creation or imposition of any Lien in, of or on the property of the Borrower or any Subsidiary pursuant to the terms of any such indenture, instrument or agreement.

5. Effective Date. This Amendment shall become effective as of the date first above written (the "Effective Date") upon the Agent's receipt of counterparts of this Amendment duly executed by the Borrower and the Required Lenders.

6. Ratification. It is understood and agreed that all of the terms, conditions and covenants of the Credit Agreement, except as amended and modified hereby, shall remain unaltered and in full force and effect and shall continue to be binding upon the Borrower in all respects. The Credit Agreement, as amended and modified hereby, is hereby ratified, approved and confirmed in all respects.

7. Reference to Agreement. From and after the Effective Date, each reference in the Credit Agreement to "this Agreement", "hereof", or "hereunder" or words of like import, and all references to the Credit Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean the Credit Agreement, as amended and modified hereby.

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8.        Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          IN WITNESS WHEREOF, the Borrower, the Lenders and the Agent have executed this Amendment as of the date first above written.


                                        AMCORE FINANCIAL, INC.


                                        By:
                                           --------------------------------
                                        Title:
                                              -----------------------------


                                        THE FIRST NATIONAL BANK OF CHICAGO,
                                          Individually and as Agent


                                        By:
                                           --------------------------------
                                        Title:
                                              -----------------------------


                                        HARRIS TRUST AND SAVINGS BANK


                                        By:
                                           --------------------------------
                                        Title:
                                              -----------------------------


                                        THE NORTHERN TRUST COMPANY


                                        By:
                                           --------------------------------
                                        Title:
                                              -----------------------------


                                        LASALLE NATIONAL BANK


                                        By:
                                           --------------------------------
                                        Title:
                                              -----------------------------




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